BLACKROCK FUNDSSM
BlackRock India Fund

Supplement dated September 15, 2011 to the
Statement of Additional Information dated April 29, 2011

The following changes are made to the Statement of Additional Information of BlackRock India Fund (the “Fund”).

The subsection entitled “IV. Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Advisors” is revised as follows:

The paragraph under the heading “Information Regarding the Portfolio Advisors” is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Advisors

Andrew Swan, the portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall strategy and overseeing the management of the Fund. Mr. Swan is a portfolio manager with BlackRock (Hong Kong) Limited. Anup Maheshwari and Apoorva Shah of DSP BlackRock provide non-discretionary (i.e., non-binding) advice on the purchases and sales of individual securities.

The subsection entitled “IV. Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Advisors — Other Funds and Accounts Managed” is revised to remove information provided about Nicholas Scott and to add the following information:

Other Funds and Accounts Managed

     The following table sets forth information about funds and accounts other than the Fund for which Andrew Swan is jointly and primarily responsible for the day-to-day portfolio management as of August 31, 2011.

	Number of Other Accounts Managed/ Advised and Assets by Account Type			Number of Accounts and Assets for Which Management Fee is Performance-Based
Name	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Swan	2 $413.4 Million	8 $2 Billion	2 $601 Million	0 $0	0 $0	1 $597.6 Million

The subsection entitled “IV. Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Advisors — Fund Ownership” is deleted in its entirety and replaced with the following:

Fund Ownership

As of August 31, 2011, Andrew Swan owned no shares of the Fund.

Shareholders should retain this Supplement for future reference.

Code # SAI-INDIA-0911SUP